UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 27, 2013

ATMEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19032	77-0051991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Technology Drive

San Jose, CA 95110

(Address of principal executive offices, including zip code)

(408) 441-0311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer and Principal Financial Officer; Appointment of Interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer.

On March 27, 2013, Stephen Cumming, Vice President, Chief Financial Officer of Atmel Corporation (the “Company”), and the Company’s Principal Financial Officer, announced his resignation from the Company.

On April 2, 2013, the Company appointed Steve Skaggs, 50, currently serving as Senior Vice President, Corporate Strategy & Development, to also serve as interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, effective immediately.  Mr. Skaggs joined the Company in September 2010 and has more than 20 years of experience in the semiconductor industry.  From 2008 to September 2010, Mr. Skaggs was employed as an independent management consultant, providing strategic advisory and consulting services to clients, including the Company.  From 2005 to 2008, Mr. Skaggs served as Chief Executive Officer of Lattice Semiconductor, a supplier of programmable logic devices and related software, and also served as President of Lattice from 2003 to 2005 and as Chief Financial Officer of Lattice from 1996 to 2003.  Prior to Lattice, Mr. Skaggs was employed by Bain & Company, a global management consulting firm, where he specialized in high technology product strategy, mergers and acquisitions and corporate restructurings. Mr. Skaggs holds an MBA degree from the Harvard Business School and a BS degree in Chemical Engineering from the University of California, Berkeley.  There are no family relationships between Mr. Skaggs and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. No new compensatory or severance arrangements were entered into in connection with Mr. Skaggs’ appointment as interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated as of April 2, 2013, entitled “Atmel Corporation Appoints Steve Skaggs as Interim Chief Financial Officer.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atmel Corporation

Date: April 2, 2013	By	/s/ Scott Wornow
Scott Wornow Senior Vice President & Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated as of April 2, 2013, entitled “Atmel Corporation Appoints Steve Skaggs as Interim Chief Financial Officer.”